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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2004

                             GENESEE & WYOMING INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        001-31456                                       06-0984624
 (Commission File Number)                  (I.R.S. Employer Identification No.)


  66 FIELD POINT ROAD, GREENWICH, CONNECTICUT                        06830
    (Address of principal executive offices)                       (Zip Code)

                                 (203) 629-3722
                (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

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ITEM 5. Other Events and Regulation FD Disclosure

The following Press Release was issued by Genesee & Wyoming Inc. on May 3, 2004, announcing that it has filed a registration statement on Form S-3 with the Securities and Exchange Commission:


          Genesee & Wyoming Announces Filing of Registration Statement

      GREENWICH, Conn., May 3, 2004/PR Newswire/ -- Genesee & Wyoming Inc. (GWI) (NYSE: GWR) announced today that it has filed a registration statement on Form S-3 with the Securities and Exchange Commission relating to a proposed public offering of 3,358,303 shares of its Class A Common Stock. All of the shares are being offered by The 1818 Fund III, L.P., a private equity partnership managed by Brown Brothers Harriman & Co. and are being offered upon the conversion of 22,886 shares of GWI's outstanding Series A Preferred Stock. Certain of GWI's stockholders, including The 1818 Fund III, L.P., have granted the underwriters a 30-day option to purchase up to an additional 503,745 shares of Class A Common Stock to cover any over-allotments. GWI will receive no proceeds from the offering.

      The offering is being made through an underwriting syndicate that includes Bear, Stearns & Co. Inc., Credit Suisse First Boston, Deutsche Bank Securities Inc., BB&T Capital Markets, Morgan Keegan & Company and Avondale Partners, LLC. When available, copies of the preliminary prospectus relating to this offering may be obtained from Bear, Stearns & Co. Inc., c/o Prospectus Department, 383 Madison Avenue, New York, NY 10179.

      The registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor will there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

      GWI is a leading operator of short line and regional freight railroads in the United States, Canada, Mexico, Australia and Bolivia. GWI operates over 8,100 miles of owned and leased track and more than 3,000 additional miles under track access arrangements.


SOURCE Genesee & Wyoming Inc.

                                                                        05/03/04
      /CONTACT: John C. Hellmann, Chief Financial Officer, Genesee & Wyoming Inc., 203-629-3722/ /Web site: http://www.gwrr.com/
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GENESEE & WYOMING INC.

May 3, 2004                  By: /s/ John C. Hellmann
                             --------------------------------------------
                             John C. Hellmann
                             Chief Financial Officer